INCOME TAXES	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

15.	INCOME TAXES

At March 31, 2024, the Company had federal and state net operating loss carry forwards of approximately $24 million that expire in various years through the year 2039. Due to carryforwards of past net operating losses, there is no provision for current federal or state income taxes for the three months ended March 31, 2024 and 2023.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes. The Company has a deferred tax asset that consists of net operating loss carry forwards calculated using federal and state effective tax rates. Because of the Company’s lack of past earnings history, the deferred tax asset has been fully offset by a valuation allowance.